INCOME TAXES	6 Months Ended	12 Months Ended
	Mar. 31, 2022	Sep. 30, 2021
INCOME TAXES
NOTE 8 - INCOME TAXES

NOTE 8 - INCOME TAXES

The Company provides for income taxes under ASC 740, Accounting for Income Taxes. ASC 740 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse. ASC 740 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

In assessing the need for a valuation allowance, management must determine that there will be sufficient taxable income to allow for the realization of deferred tax assets. Based upon the historical and anticipated future income, management has determined that the deferred tax assets meet the more-likely-than-not threshold for realizability. Accordingly, no valuation allowance has been recorded against the Company’s deferred tax assets as of June 30, 2021.

NOTE 9 - INCOME TAXES

A reconciliation of the provision for income taxes determined at the U.S. statutory rate to the Company’s effective income tax rate is as follows:

	Year Ended
	September 30,
	2021	2020
Pre-tax loss	$(2,593,537)	$(1,266,844)
U.S. federal corporate income tax rate	21%	21%
Expected U.S. income tax credit	(544,643)	(266,038)
Permanent differences	286,790	147,345
Change of valuation allowance	257,853	118,693
Effective tax expense	$-	$-

The Company had deferred tax assets as follows:

	September 30, 2021	September 30, 2020
Net operating losses carried forward	$1,025,441	$767,588
Less: Valuation allowance	(1,025,441)	(767,588)
Net deferred tax assets	$-	$-

In assessing the need for a valuation allowance, management must determine that there will be sufficient taxable income to allow for the realization of deferred tax assets. Based upon the historical and anticipated future income, management has determined that the deferred tax assets meet the more-likely-than-not threshold for realizability. Accordingly, a full valuation allowance has been recorded against the Company’s deferred tax assets as of September 30, 2021.

As of September 30, 2021, the Company has approximately $4,883,000 net operating loss carryforwards available to reduce future taxable income. As of September 30, 2021, and 2020, the Company has no material unrecognized tax benefits which would favorably affect the effective income tax rate in future periods, and does not believe that there will be any significant increases or decreases of unrecognized tax benefits within the next twelve months. No interest or penalties relating to income tax matters have been imposed on the Company during the years ended September 30, 2021, and 2020, and no provision for interest and penalties is deemed necessary as of September 30, 2021, and 2020.